                                                                    EXHIBIT 4.10

                      FIFTH AMENDMENT AND CONSENT (this "Amendment") dated as of October 15, 2001 to the Credit Agreement dated as of January 21, 1998 (as previously amended, the "Credit Agreement"), among FISHER SCIENTIFIC INTERNATIONAL INC. (the "Company"), certain Subsidiaries of the Company, the lenders from time to time party thereto (the "Banks"), THE CHASE MANHATTAN BANK, as Administrative Agent, THE CHASE MANHATTAN BANK OF CANADA, as Canadian Administrative Agent, CHASE MANHATTAN INTERNATIONAL LIMITED, as U. K. Administrative Agent, MERRILL LYNCH CAPITAL CORPORATION, as Syndication Agent and DLJ CAPITAL FUNDING, INC. as Documentation Agent.

                  A. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, as amended hereby.

                  B. The Company intends to restructure the ownership of its Foreign Subsidiaries by creating holding companies below Fisher Scientific Worldwide Holdings C.V. ("Fisher C.V.") that will own all of the Equity Interests of Fisher Limited (as defined below) which will act as a holding company for most of the Company's European Subsidiaries by means of a series of transactions pursuant to which, inter alia, (i) the Company will create (a) two unlimited liability companies organized under the laws of Nova Scotia (the "ULCs"), all of the Equity Interests of which will be owned by Fisher C.V. and each of which will be a Foreign Subsidiary, (b) a limited partnership organized under the laws of New Brunswick ("Canada LP") all of the Equity Interests of which will be owned by the ULCs and which will be a Foreign Subsidiary and (c) two companies organized under the laws of Barbados and Luxembourg, each of which will be wholly-owned Subsidiaries of Fisher Limited; (ii) the Company will cause
(a) Fisher C.V. to transfer all of the Equity Interests of Fisher Scientific Limited, an Ontario corporation, to Canada LP and change the form of Fisher Scientific Limited to a Nova Scotia unlimited liability company (prior to and following such change of form, "Fisher Limited") and (b) cause all of the Equity Interests of Fisher Scientific Europe Holdings B.V. ("Fisher Europe") and certain other Foreign Subsidiaries to be transferred to Fisher Limited or one of its Wholly-Owned Subsidiaries; (iii) certain promissory notes of Foreign Subsidiaries currently held by Fisher C.V. will be transferred to Fisher Limited and/or other Foreign Subsidiaries of the Company, including the newly formed Subsidiaries organized under the laws of Barbados and Luxembourg; (iv) the Liens created under the Pledge

Agreement over the Equity Interests of Foreign Subsidiaries listed on Schedule 1 hereto and the guarantees made under the Guarantee Agreement of the Foreign Subsidiaries listed on Schedule 2 hereto will be released (the "Release"); and
(v) 65% of the equity interests in Canada LP will be pledged to the Collateral Agent to secure the Obligations. The foregoing transactions, including the Release, are sometimes referred to hereinafter as the "Tax Restructuring" and are more fully described in the summary description thereof attached hereto as Exhibit A. Attached hereto as Exhibits B and C are diagrams setting forth the corporate structure of the Company and its Subsidiaries subject to the Tax Restructuring (a) prior to the Tax Restructuring and (b) after giving effect to the Tax Restructuring, respectively.

                  C. The Company has requested that the Banks amend certain provisions of the Credit Agreement and consent to and approve the Tax Restructuring.

                  D. The Required Banks are willing to so amend the Credit Agreement and consent to and approve the Tax Restructuring, in each case subject to the terms and conditions set forth herein.

                  Accordingly, the parties hereto agree as follows:

                  SECTION 1. Amendments. (a) Amendments to Section 4.02 (Mandatory Repayments and Prepayments). Clause (d) of Section 4.02(A) is amended by (i) inserting the following text immediately after the text in the second parenthetical therein: "except any issuance of Additional Senior Subordinated Notes" and (ii) inserting the following text immediately after the text "as set forth in Section 4.02(C))":

         "; provided, however, that the Company shall not be required to so apply the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) of issuances of Additional Senior Subordinated Notes in an aggregate principal amount not to exceed $200,000,000 during the term of this Agreement, so long as on or immediately prior to the date of the Company's receipt of such net cash proceeds upon any issuance of Additional Senior Subordinated Notes (1) no Default or Event of Default has occurred and is continuing, (2) the Company has delivered an officer's certificate of the Company to the Administrative Agent certifying that such net cash proceeds shall be used solely to finance a Permitted Acquisition or Permitted Acquisitions within 180 days of the date of such issuance, and (3) the Company and its Subsidiaries are in compliance, on a pro forma basis after giving effect to such incurrence of Indebtedness and such Permitted Acquisition or Permitted Acquisitions, with the covenants contained in Sections 8.09, 8.10, 8.11 and 8.12, and provided further, that (1) if all or any portion of the net cash proceeds upon any issuance of Additional Senior Subordinated Notes not required to be applied to the mandatory repayment of outstanding Term Loans pursuant to the preceding proviso are not used (or contractually committed to be used) to finance a Permitted Acquisition or Permitted Acquisitions within 180 days after such issuance of Additional Senior Subordinated Notes, such remaining portion shall be applied on the last day of such period as a mandatory repayment of outstanding Term Loans as provided above in this Section 4.02(A)(d) and (2) if all or any portion of such proceeds are not required to be applied on the 180th day referred to in clause (1) immediately above because such amount is contractually committed to be used, and subsequent to such date such contract is terminated or expires without such portion being so used, such remaining portion shall be applied on the date of such termination or expiration as a mandatory repayment of outstanding Term Loans as provided in this
         Section 4.02(A)(d) .".

                  (b) Amendments to Section 8.02 (Consolidation, Merger, Sale or Purchase of Assets, etc.). Clause (1) of Section 8.02 of the Credit Agreement is amended by (i) replacing the amount "$50,000,000" with "$75,000,000" and (ii) inserting the following text at the end of such clause, immediately preceding the semicolon:

         "(for clarification, to the extent that any Subsidiary so acquired becomes a Wholly-Owned Subsidiary pursuant to subsequent investments and purchases of equity interests permitted hereunder at any time after such acquisition, consideration for, and other investments in, such Subsidiary need not be included thereafter for the purpose of determining compliance with the $75,000,000 aggregate investment limitation)".

                  (c) Amendments to Section 8.03 (Liens). Section 8.03 of the Credit Agreement is amended by:

                  (i) replacing the amount "$30,000,000" in clause (o) thereof with "40,000,000";

                  (ii) replacing the word "and" at the end of clause (r) thereof with a semicolon; and

                  (iii) deleting the period at the end of clause (s) inserting the following text immediately thereafter:

         "; and

                  (t) Liens over bank accounts maintained at the Cash Pooling Bank by Foreign Subsidiaries; provided that such Liens shall secure only the obligations of the Foreign Subsidiaries under the Cash Pooling Agreement.".

                  (d) Amendments to Section 8.04 (Indebtedness). Section 8.04 of the Credit Agreement is amended by:

                  (i) (1) replacing the text "(B)" in the proviso to clause (c) thereof with "and";

                  (2) inserting the following immediately preceding the text "and (C)" in such proviso:

         ", (B) the Additional Senior Subordinated Notes will not amortize principal thereof or mature prior to six months after the date of the termination of this Agreement and the payment in full of all of the Obligations,";

                  (3) replacing the amount "$600,000,000" in such proviso with "$800,000,000"; and

                  (4) inserting the following text at the end of such proviso, immediately preceding the semicolon:

         "; provided further, that if, after giving effect to the issuance of any Senior Subordinated Notes, the outstanding aggregate principal amount of the Senior Subordinated Notes exceeds $600,000,000, the net cash proceeds of the issuance of such Senior Subordinated Notes (the "Additional Senior Subordinated Notes") shall be applied to the mandatory prepayment of the Term Loans as provided in Section 4.02(A)(d)";

                  (ii) inserting the following text immediately preceding the text ", provided" in clause (e) thereof:

         "and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof plus accrued interest thereon and fees and expenses reasonably incurred in connection therewith or result in an earlier maturity date or decreased weighted average life thereon";

                  (iii) replacing the amount "$30,000,000" in clause (k) thereof with "$50,000,000";

                  (iv) inserting the following text immediately preceding the text ", provided" in clause (j) thereof:

         "and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof plus accrued interest thereon and fees and expenses reasonably incurred in connection therewith or result in an earlier maturity date or decreased weighted average life thereon";

                  (v) replacing clause (1) thereof in its entirety with the following:

         "Indebtedness of the Company and its Subsidiaries incurred pursuant to any Permitted Receivables Financing and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof plus accrued interest thereon and fees and expenses reasonably incurred in connection therewith or result in an earlier maturity date or decreased weighted average life thereon"; and

                  (vi) deleting the period at the end of clause (m) and inserting the following text immediately thereafter:

         "; and

                  (n) Indebtedness constituting a guaranty by the Company of the obligations of the Foreign Subsidiaries to the Cash Pooling Bank under the Cash Pooling Agreement.".

                  (e) Amendments to Section 8.06 (Advances, Investment and Loans). Clause (o) of Section 8.06 of the Credit Agreement is amended by:

                  (i) inserting the following text immediately after the text "may invest in Persons": ", including Subsidiaries,";

                  (ii) replacing the amount "$50,000,000" with "$75, 000,000";

                  (iii) inserting the following text at the end of the text of the parenthetical therein:

         "; for clarification, to the extent that any Person in which an investment is made under this clause (o) becomes a Wholly-Owned Subsidiary of the Company, such investment need not be included thereafter for the purpose of determining compliance with the $75,000,000 aggregate investment limitation"; and

                  (iv) inserting the following text at the end of such clause immediately preceding the period:

         "; provided further that if any Person would become a Subsidiary of the Company pursuant to any investment proposed to be made under this clause, such investment shall be subject to the conditions precedent contained in Section 8.02(1) (except those conditions contained in the second proviso thereto)".

                  (f) Amendments to Section 8.07 (Dividends, etc.). Section 8.07 of the Credit Agreement is amended by (i) deleting the word "and" at the end of clause (h) thereof, (ii) replacing the amount "$10,000,000" in clause (i) thereof with "$20,000,000", (iii) deleting the period at the end of the clause
(i) thereof and (iv) and inserting the following text immediately after clause
(i) thereof:

         "; and

                  (j) the Company and each Wholly-Owned Subsidiary may, if otherwise permitted by Section 8.06(o) or Section 8.02(1), purchase capital stock of any Subsidiary, and any Subsidiary directly owned by the Company or a Wholly-Owned Subsidiary of the Company may, if otherwise permitted by Section 8.06(o) or Section 8.02(1), effect a redemption, repurchase, cancellation or other retirement for value of its own capital stock."

                  (g) Amendment to Section 8.14 (Limitation on Certain Restrictions on Subsidiaries). Section 8.14 is replaced in its entirety with the following text:

                  "SECTION 8.14. Limitation on Certain Restrictions on Subsidiaries. The Company will not, and will not permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Company or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Company or any other Subsidiary or to guarantee Indebtedness of the Company or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Credit Document or Senior Subordinated Note Document, (ii) the foregoing shall not apply to restrictions and conditions imposed by any Existing Indebtedness Agreement or by reason of any Permitted Receivables Transaction (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted under Sections 8.04(e), 8.04(j), 8.04(1) or 8.04(n), in each case if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) of the foregoing shall not apply to customary provisions in leases and licensing agreements restricting the assignment thereof.".

                  (h) Amendments to Section 8.15 (Limitation on the Creation of Subsidiaries). Section 8.15 of the Credit Agreement is amended by (i) inserting the following text immediately after the text "clause (1) of Section 8.02" in the first parenthetical in the proviso thereto:

         "or created or capitalized by investments in an aggregate amount at any time of up to $50,000,000 permitted by the provisions of clause (o) of
         Section 8.06"; and

                  (ii) replacing the text of the parenthetical in clause
(a)(iii) of the proviso thereto in its entirety with the following text:

         "other than (i) Foreign Subsidiaries except to the extent otherwise required pursuant to Section 7.12 (Foreign Subsidiary Security) and
         (ii) Subsidiaries capitalized pursuant to Section 8.06(o) to the extent that the aggregate investment in such Subsidiaries made pursuant to 8.06(o) does not exceed $50,000,000 at any time".

                  (i) Amendments to Section 10 (Definitions). Section 10(A) of the Credit Agreement is amended by:

                  (i) replacing the amount "$30,000,000" in the definition of the term "Local Letter of Credit Sublimit" with "$40,000,000"; and

                  (ii) inserting the following definitions in the appropriate alphabetical order:

                  "Additional Senior Subordinated Notes" shall have the meaning provided in Section 8.04(c).

                  "Cash Pooling Agreement" shall mean the cash pooling agreement to be entered by the Company and the Foreign Subsidiaries regarding the consolidation of the bank accounts of certain Foreign Subsidiaries, and any amendments or supplements thereto or replacements thereof approved by the Administrative Agent.

                  "Cash Pooling Bank" shall mean Bank Mendes Gans N.V., a banking entity organized under the laws of the Netherlands, or any other bank or other financial institution party to the Cash Pooling Agreement.

                  (j) Amendment to Section 12.07 (Calculations; Computations). Clause (a) of Section 12.07 is amended by replacing in its entirety the proviso thereto with the following:

         "provided that (i) except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time and (ii) notwithstanding the foregoing, prior to the effective date of each of SFAS 141 and SFAS 142 (as provided therein) the Company need not give effect to purchase accounting adjustments required or permitted by APB 16 (including non-cash write-ups and non-cash charges relating to inventory and fixed assets, in each case arising in connection with the Company) and APB 17 (including non-cash charges relating to intangibles and goodwill arising in connection with the Company) or give effect to any charges in connections with accounting for the Recapitalization; provided, further, that, if the Company notifies the Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Required Banks request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.".

                  SECTION 2. Consent. The Required Banks hereby (i) approve and consent to the Tax Restructuring (including the Releases) for all purposes under the Credit Documents and (ii) direct the Collateral Agent to execute and deliver such documents and take all actions necessary to effect the release of, and such actions as may be reasonably requested by the Company to evidence such release of, the Liens created under the Credit Documents over the equity interests of the Foreign Subsidiaries listed on Schedule 1 hereto and the guaranties under the Credit Documents delivered by the Foreign Subsidiaries listed on Schedule 2 hereto.

                  SECTION 3. Representations and Warranties. Each of the Borrowers hereby represents and warrants to each Bank, on and as of the date hereof, that:

                  (a) This Amendment has been duly authorized, executed and delivered by each Borrower, and each of this Amendment and the Credit Agreement (as hereby amended) constitutes a legal, valid and binding obligation of each Borrower party thereto, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  (b) After giving effect to this Amendment, the representations and warranties of the Borrowers set forth in the Credit Documents are true and correct in all material respects on and as of the date hereof, in each case with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) On the date hereof and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

                  SECTION 4. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") when:

                  (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of each of the Borrowers and the Required Banks;

                  (b) the Company shall have paid, to the extent invoiced on or prior to October 15, 2001, all out-of-pocket expenses (including fees and charges of counsel for the Administrative Agent) of the Administrative Agent required to be paid or reimbursed by the Company under the Credit Agreement; and
(c) the Administrative Agent shall have received payment of all fees payable by the Company in connection with this Amendment, including the fees described in
Section 5 below.

                  SECTION 5. Amendment Fees. The Company agrees to pay to the Administrative Agent, for the account of each Bank that delivers an executed counterpart to this Amendment prior to 5:00 p.m., New York City time, on October 15, 2001 (or, if later, on the Amendment Effective Date), an amendment fee equal to 0.05% of the sum of (a) the aggregate unpaid principal amount of Term Loans held by such Bank as of 5:00 p.m., New York City time, on the Amendment Effective Date, and (b) such Bank's Revolving Credit Commitment in effect as of 5:00 p.m., New York City time, on the Amendment Effective Date; provided that the foregoing fee shall not be payable unless this Amendment becomes effective as provided in
Section 4 above.

                  SECTION 6. Miscellaneous. (a) This Amendment together with the Credit Documents constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

                  (b) Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                  (C) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  (d) Each reference to a party hereto shall be deemed to include its successors and assigns, all of whom shall be bound by this Amendment and to whose benefit the provisions of this Amendment shall inure.

                  (e) This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

                  (f) Except as specifically amended or modified hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be a Credit Document for all purposes.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.


                  FISHER SCIENTIFIC INTERNATIONAL
                  INC.,

                       By:   /s/ Todd DuChene
                             --------------------------------------------------
                             Name:      Todd DuChene
                             Title:     Vice President &
                                           General Counsel


                  FISHER SCIENTIFIC U.K., LIMITED,

                       By:   /s/ Todd DuChene
                             --------------------------------------------------
                             Name:      Todd DuChene
                             Title:     Vice President &
                                           General Counsel


                  FISHER SCIENTIFIC LIMITED,

                       By:   /s/ Todd DuChene
                             --------------------------------------------------
                             Name:      Todd DuChene
                             Title:     Vice President &
                                           General Counsel


                  ACROS ORGANICS N.V.,

                       By:   /s/ Todd DuChene
                             --------------------------------------------------
                             Name:      Todd DuChene
                             Title:     Vice President &
                                           General Counsel

                  FISHER SCIENTIFIC S.A.S.,

                       By:   /s/ Todd DuChene
                             --------------------------------------------------
                             Name:      Todd DuChene
                             Title:     Vice President &
                                           General Counsel


                  FISHER SCIENTIFIC GmbH,

                       By:   /s/ Todd DuChene
                             --------------------------------------------------
                             Name:      Todd DuChene
                             Title:     Vice President &
                                           General Counsel


                  FISHER SCIENTIFIC KOREA LED.,

                       By:   /s/ Todd DuChene
                             --------------------------------------------------
                             Name:      Todd DuChene
                             Title:     Vice President &
                                           General Counsel


                  FISHER SCIENTIFIC B.V.,

                       By:   /s/ Todd DuChene
                             --------------------------------------------------
                             Name:      Todd DuChene
                             Title:     Vice President &
                                           General Counsel


                  CASA ROCAS S.A. DE C.V.,

                       By:   /s/ Todd DuChene
                             --------------------------------------------------
                             Name:      Todd DuChene
                             Title:     Vice President &
                                           General Counsel

                  FISHER GENETICS ASIA pte LTD.,

                       By:   /s/ Todd DuChene
                             --------------------------------------------------
                             Name:      Todd DuChene
                             Title:     Vice President &
                                           General Counsel


                  FISHER SCIENTIFIC pte LTD.,

                       By:   /s/ Todd DuChene
                             --------------------------------------------------
                             Name:      Todd DuChene
                             Title:     Vice President &
                                           General Counsel


                  FISHER SCIENTIFIC AG,

                       By:   /s/ Todd DuChene
                             --------------------------------------------------
                             Name:      Todd DuChene
                             Title:     Vice President &
                                           General Counsel


                  THE CHASE MANHATTAN BANK, as
                  Administrative Agent and as a Bank,

                       By:   /s/ Stacey Haimes
                             --------------------------------------------------
                             Name:      Stacey Haimes
                             Title:     Vice President


                  MERRILL LYNCH CAPITAL CORPORATION,
                  as Syndication Agent and as a Bank,

                       By:   /s/ Howard D. Sysler
                             --------------------------------------------------
                             Name:      Howard D. Sysler
                             Title:     Vice President

                  DLJ CAPITAL FUNDING, INC., as
                  Documentation Agent and as a Bank,

                       By:   /s/ Dana F. Klein
                             --------------------------------------------------
                             Name:      Dana F. Klein
                             Title:     Director


                  KZH CNC LLC,

                       By:   /s/ Susan Lee
                             --------------------------------------------------
                             Name:      Susan Lee
                             Title:     Authorized Agent


                  KZH CRESCENT LLC,

                       By:   /s/ Susan Lee
                             --------------------------------------------------
                             Name:      Susan Lee
                             Title:     Authorized Agent


                  KZH CRESCENT-2 LLC,

                       By:   /s/ Susan Lee
                             --------------------------------------------------
                             Name:      Susan Lee
                             Title:     Authorized Agent


                  KZH CYPRESSTREE-1 LLC,

                       By:   /s/ Susan Lee
                             --------------------------------------------------
                             Name:      Susan Lee
                             Title:     Authorized Agent


                  KZH ING-2 LLC,

                       By:   /s/ Susan Lee
                             --------------------------------------------------
                             Name:      Susan Lee
                             Title:     Authorized Agent

                  KZH LANGDALE LLC,

                       By:   /s/ Susan Lee
                             --------------------------------------------------
                             Name:      Susan Lee
                             Title:     Authorized Agent


                  SENIOR DEBT PORTFOLIO,

                       BY:   BOSTON MANAGEMENT AND RESEARCH as Investment
                             Advisor,

                             By:    /s/ Scott H. Page
                                    -------------------------------------------
                                    Name:      Scott H. Page
                                    Title:     Vice President


                  FLEET NATIONAL BANK,

                       By:   /s/ Christopher J. Wickles
                             --------------------------------------------------
                             Name:      Christopher J. Wickles
                             Title:     Vice President


                  BNP PARIBAS,

                       By:   /s/ Stephanie Rogers
                             --------------------------------------------------
                             Name:      Stephanie Rogers
                             Time:      Vice President

                       By:   /s/ Shayn P. March
                             --------------------------------------------------
                             Name:      Shayn P. March
                             Title:     Vice President

                  EATON VANCE SENIOR INCOME TRUST

                       BY:   EATON VANCE MANAGEMENT as
                             Investment Advisor,

                             By:    /s/ Scott H. Page
                                    -------------------------------------------
                                    Name:      Scott H. Page
                                    Title:     Vice President


                  EATON VANCE INSTITUTIONAL SENIOR
                  LOAN FUND,

                       BY:   EATON VANCE MANAGEMENT as
                             Investment Advisor,

                             By:    /s/ Scott H. Page
                                    -------------------------------------------
                                    Name:      Scott H. Page
                                    Title:     Vice President


                  EATON VANCE CDO III, LTD.,

                       BY:   EATON VANCE MANAGEMENT as Investment Advisor,

                             By:    /s/ Scott H. Page
                                    -------------------------------------------
                                    Name:      Scott H. Page
                                    Title:     Vice President


                  EATON VANCE CDO IV, LTD.,

                       BY:   EATON VANCE MANAGEMENT as
                             Investment Advisor,

                             By:    /s/ Scott H. Page
                                    -------------------------------------------
                                    Name:      Scott H. Page
                                    Title:     Vice President

                  GRAYSON & CO.,

                       BY:   BOSTON MANAGEMENT AND RESEARCH, as Investment
                             Advisor,

                             By:    /s/ Scott H. Page
                                    -------------------------------------------
                                    Name:      Scott H. Page
                                    Title:     Vice President


                  BANK OF TOKYO-MITSUBISHI TRUST
                  COMPANY,

                       By:   /s/ Chris Droussiotis
                             --------------------------------------------------
                             Name:      Chris Droussiotis
                             Time:      Vice President


                  NATEXIS BANQUES POPULAIRES,

                       By:   /s/ Frank H. Madden, Jr.
                             --------------------------------------------------
                             Name:      Frank H. Madden, Jr.
                             Title:     Vice President &
                                           Group Manager

                       By:   /s/ Harris Frommer
                             --------------------------------------------------
                             Name:      Harris Frommer
                             Title:     Assistant Vice President


                  VAN KAMPEN PRIME RATE INCOME TRUST,

                       BY:   VAN KAMPEN INVESTMENT ADVISORY CORP.,

                             By:    /s/ Darvin D. Pierce
                                    -------------------------------------------
                                    Name:      Darvin D. Pierce
                                    Title:     Executive Director

                  VAN KAMPEN CLO I, LIMITED,

                       BY:   VAN KAMPEN MANAGEMENT INC.,
                             as Collateral Manager,

                             By:    /s/ Darvin D. Pierce
                                    -------------------------------------------
                                    Name:      Darvin D. Pierce
                                    Title:     Executive Director


                  BANK OF AMERICA, N.A.,

                       By:   /s/ David H. Strickert
                             --------------------------------------------------
                             Name:      David H. Strickert
                             Title:     Managing Director


                  NATIONAL CITY BANK,

                       By:   /s/ Stephen Bassett
                             --------------------------------------------------
                             Name:      Stephen Bassett
                             Title:     Account Officer


                  CIBC, INC.,

                       BY:   CIBC WORLD MARKETS CORP., as Agent,

                             By:    /s/ Dominic Sorresso
                                    -------------------------------------------
                                    Name:      Dominic Sorresso
                                    Title:     Executive Director


                  ABN AMRO BANK N.V.,

                       By:   /s/ James E. Davis
                             --------------------------------------------------
                             Name:      James E. Davis
                             Title:     Senior Vice President

                       By:   /s/ David A. Carroll
                             --------------------------------------------------
                             Name:      David A. Carroll
                             Title:     Assistant Vice President

                  MITSUBISHI TRUST & BANKING,

                       By:   /s/ Toshihiro Hayashi
                             --------------------------------------------------
                             Name:      Toshihiro Hayashi
                             Title:     Senior Vice President


                  NEW YORK LIFE INSURANCE COMPANY,

                       By:   /s/ F. David Melka
                             --------------------------------------------------
                             Name:      F. David Melka
                             Title:     Investment Vice President


                  NEW YORK LIFE INSURANCE and ANNUITY CORPORATION,

                       BY: NEW YORK LIFE INVESTMENT MANAGEMENT LLC, as Investment Manager,

                             By:    /s/ F. David Melka
                                    -------------------------------------------
                                    Name:      F. David Melka
                                    Title:     Vice President


                  JACKSON NATIONAL LIFE INSURANCE
                  COMPANY,

                       BY:   PPM AMERICA, INC, as its
                             attorney-in-fact,

                             By:    /s/ David C. Wagner
                                    -------------------------------------------
                                    Name:      David C. Wagner
                                    Title:     Managing Director

                  ERSTE BANK,

                       By:   /s/ Brandon A. Meyerson
                             --------------------------------------------------
                             Name:      Brandon A. Meyerson
                             Title:     Vice President
                                           Erste Bank, New York
                                           Branch

                       By:   /s/ John S. Runnion
                             --------------------------------------------------
                             Name:      John S. Runnion
                             Title:     Managing Director
                                           Erste Bank, New York
                                           Branch


                  FIRSTRUST BANK,

                       By:   /s/ Kent D. Nelson
                             --------------------------------------------------
                             Name:      Kent D. Nelson
                             Title:     Vice President


                  HSBC BANK USA,

                       By:   /s/ Thomas J. Crowley
                             --------------------------------------------------
                             Name:      Thomas J. Crowley
                             Title:     Vice President


                  CREDIT INDUSTRIEL ET COMMERICAL,

                       By:   /s/ Anthony Rock
                             --------------------------------------------------
                             Name:      Anthony Rock
                             Title:     Vice President

                       By:   /s/ Marcus Edward
                             --------------------------------------------------
                             Name:      Marcus Edward
                             Title:     Vice President

                  SEQUILS I, LTD,

                       BY:   TCW ADVISORS, INC., as
                             Collateral Manager,

                             By:    /s/ Mark L. Gold
                                    -------------------------------------------
                                    Name:      Mark L. Gold
                                    Title:     Managing Director

                             By:    /s/ G. Steven Kahn
                                    -------------------------------------------
                                    Name:      G. Steven Kahn
                                    Title:     Vice President


                  THE BANK OF NOVA SCOTIA,

                       By:   /s/ T. M. Pitcher
                             --------------------------------------------------
                             Name:      T. M. Pitcher
                             Title:     Authorized Signatory


                  MELLON BANK, N.A.,

                       By:   /s/ Alexandra M. Dulchinos
                             --------------------------------------------------
                             Name:      Alexandra M. Dulchinos
                             Title:     Vice President


                  INDOSUEZ CAPITAL FUNDING IV, L.P.,

                       BY:   INDOSUEZ CAPITAL, as
                             Portfolio Advisor,

                             By:    /s/ Jack C. Henry
                                    -------------------------------------------
                                    Name:      Jack C. Henry
                                    Title:     VP-Portfolio Manager

                  BALANCED HIGH YIELD FUND I, LTD.,

                       By:   ING CAPITAL ADVISORS LLC, as
                             Asset Manager,

                             By:    /s/ Michael J. Campbell
                                    -------------------------------------------
                                    Name:      Michael J. Campbell
                                    Title:     Managing Director


                  BALANCED HIGH YIELD FUND II, LTD.,

                       By:   ING CAPITAL ADVISORS LLC as
                             Asset Manager,

                             By:    /s/ Michael J. Campbell
                                    -------------------------------------------
                                    Name:      Michael J. Campbell
                                    Title:     Managing Director


                  PB CAPITAL,

                       By:   /s/ Thomas Dearth
                             --------------------------------------------------
                             Name:      Thomas Dearth
                             Title:     Managing Director


                       By:   /s/ J. N. Frost
                             --------------------------------------------------
                             Name:      J. N. Frost
                             Title:     Managing Director


                  THE INDUSTRIAL BANK OF JAPAN,
                  LIMITED,

                       By:   /a/ Mabuchi Akihiko
                             --------------------------------------------------
                             Name:      Mabuchi Akihiko
                             Title:     Senior Vice President

                  WINGED FOOT FUNDING TRUST,

                       By:   /s/ Ann E. Morris
                             --------------------------------------------------
                             Name:      Ann E. Morris
                             Title:     Assistant Vice President


                  SUMITOMO MITSUI BANKING CORPORATION,

                       By:   /s/ Suresh Tata
                             --------------------------------------------------
                             Name:      Suresh Tata
                             Title:     Senior Vice President


                  ALLIANCE INVESTMENTS LIMITED,

                       By:   /s/ Joel G. Serebransky
                             --------------------------------------------------
                             Name:      Joel G. Serebransky
                             Tithe:     Senior Vice President


                  FRANKLIN CLO I, LIMITED,

                       By:   /s/ Chauncey Lufkin
                             --------------------------------------------------
                             Name:      Chauncey Lufkin
                             Title:     Vice President


                  FRANKLIN CLO II, LIMITED,

                       By:   /s/ Chauncey Lufkin
                             --------------------------------------------------
                             Name:      Chauncey Lufkin
                             Title:     Vice President


                  GALAXY CLO 1999-1, LTD.,

                       By:   /s/ Thomas G. Brandt
                             --------------------------------------------------
                             Name:      Thomas G. Brandt
                             Title:     Authorized Agent

                  CREDIT SUISSE FIRST BOSTON,

                       By:   /s/ Dana F. Klein
                             --------------------------------------------------
                             Name:      Dana F. Klein
                             Tithe:     Director


                  BANKERS TRUST COMPANY,

                       By:   /s/ Scottye D. Lindsey
                             --------------------------------------------------
                             Name:      Scottye D. Lindsey
                             Title:     Vice President


                  ARCHIMEDES FUNDING II, LTD.,

                       BY:   ING Capital Advisors LLC as
                             Collateral Manager,

                             By:    /s/ Michael J. Campbell
                                    -------------------------------------------
                                    Name:      Michael J. Campbell
                                    Title:     Managing Director


                  CONTINENTAL ASSURANCE COMPANY,
                  Separate Account (E),

                       BY:   TCW ASSET MANAGEMENT COMPANY, as Attorney-in-Fact,

                             By:    /s/ Mark Gold
                                    -------------------------------------------
                                    Name:      Mark Gold
                                    Title:     Managing Director

                             By:    /s/ G. Steven Kahn
                                    -------------------------------------------
                                    Name:      G. Steven Kahn
                                    Tithe:     Vice President

                  OXFORD STRATEGIC INCOME FUND,

                       BY:   EATON VANCE MANAGEMENT, as
                             Investment Advisor,

                             By:    /s/ Scott H. Page
                                    -------------------------------------------
                                    Name:      Scott H. Page
                                    Title:     Vice President

                                                                      Schedule 1

                                Released Pledges

Fisher Scientific Limited
Fisher Scientific of the Netherlands B.V.
Acros Organics B.V.B.A.
Fisher Bioblock Scientific S.A.S.
Fisher Scientific Holding U.K. Limited
Fisher Scientific Europe Holdings B.V.
Fisher Scientific The Hague I B.V.
Fisher Scientific The Hague II B.V.
Fisher Scientific UK Holding Company Limited
FSL Holding L.L.C.
Fisher Scientific Belgium Holding B.V.B.A.
Fisher Scientific AG
Fisher Scientific U.K. Limited
Fisher Chimica N.V.

                                                                      Schedule 2

                              Released Guarantees

Fisher Scientific Europe Holdings B.V.
Fisher Scientific The Hague I B.V.
Fisher Scientific The Hague II B.V.
Fisher Scientific UK Holdings Company Limited
Fisher Scientific Belgium Holding B.V.B.A.
Fisher Clinical Services U.K. Limited
Fisher Clinical Services Holding GmbH
Fisher Chimica N.V.
Fisher Scientific AG
Acros Organics B.V.B.A.